SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC  20549




                              FORM 8-K





                           CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d)
               OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)  July 8, 1996
                                           (July 1, 1996)




                             USCI, INC.
       (Exact name of registrant as specified in its charter)



Delaware                       0-22282                    13-3702647
(State or other jurisdiction (Commission               (IRS Employer
 of incorporation             File Number)       Identification No.)



6140-C Northbelt Parkway, Atlanta, Georgia                     30071
(Address of principal executive offices)                  (Zip Code)



                           (770) 840-8888
         (Registrant's telephone number including area code)



    (Former name or former address if changed since last report)

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On July 1, 1996, USCI, Inc. announced that U.S. Communications,
Inc. and U.S. Paging Services, Inc., wholly owned subsidiaries of the Registrant, agreed to provide both cellular telephone and pager products and pager activation services, as well as Personal Communications Services ("PCS") products and services when PCS becomes available, to Montgomery Ward, Inc. The expanded Montgomery Ward program will include 249 Montgomery Ward stores, 27 Lechmere stores, 6 Home Image stores and 11 Electric Avenue and More stores.


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                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     USCI, Inc.
                                     (Registrant)



                                     By   /s/ Robert J. Kostrinsky
                                        Robert J. Kostrinsky
                                        Executive Vice President

July 08, 1996